Nasdaq: ETNB Powerful Science Meaningful Medicines Changing Lives October 2020 Exhibit 99.1

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. Other than statements of historical facts, all statements included in this presentation are forward-looking statements, including statements concerning our plans, objectives, goals, strategies, future events, future revenues or performance, financing needs, plans or intentions relating to product candidates, estimates of market size, business trends, the anticipated timing, costs, design and conduct of our planned clinical trials for BIO89-100, our only product candidate, the association of preclinical data with potential clinical benefit, the timing of anticipated milestones, the effect of the COVID-19 pandemic on our clinical trials and business operations, the timing and likelihood of regulatory filings and approvals for BIO89-100, our ability to commercialize BIO89-100, if approved, the pricing and reimbursement of BIO89-100, if approved, the potential to develop future product candidates, our ability to scale up manufacturing, the potential benefits of strategic collaborations and our intent to enter into any strategic arrangements, the timing and likelihood of success, plans and objectives of management for future operations and future results of anticipated product development efforts and our liquidity and capital resources. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in this presentation including those described more fully our most recent Form 10-K and Form 10-Q under the caption “Risk Factors” and elsewhere in such report and in other subsequent disclosure documents filed with the SEC. We cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. Forward-looking statements are not historical facts, and reflect our current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties and not place undue reliance on these forward-looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. We disclaim any intent to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law. We obtained the industry, market and competitive position data used throughout this presentation from our own internal estimates and research, as well as from industry and general publications, and research, surveys and studies conducted by third parties. Internal estimates are derived from publicly available information released by industry analysts and third-party sources, our internal research and our industry experience, and are based on assumptions made by us based on such data and our knowledge of the industry and market, which we believe to be reasonable. In addition, while we believe the industry, market and competitive position data included in this presentation is reliable and based on reasonable assumptions, we have not independently verified any third-party information, and all such data involve risks and uncertainties and are subject to change based on various factors. Disclaimer

89bio - Investment Highlights Validated in NASH demonstrating strong efficacy results, favorable safety/tolerability profile, and potential best-in-class dosing BIO89-100 has potential to be a leading DRUG FOR LIVER AND CARDIO-METABOLIC DISORDERS BIO89-100 DELIVERS ON THE PROMISE OF FGF21 FGF21 is a highly differentiated approach and potential backbone of treatment in NASH PURSUING Two Promising Large Indications NASH: Compelling benefit-risk profile in a differentiated class SHTG: Potential for quicker path to market with competitive differentiation (first FGF21 to market based on registrational trials planned in 2022) MAJOR ANTICIPATED MILESTONES NASH: Initiation of a Phase 2b trial as part of a potential Phase 2b/3 trial in 1H21 SHTG: Topline data from Phase 2 trial in 2H21 ESTABLISHED MANUFACTURING EXPERTISE AND IP PROTECTION INTO 2038 AND BEYOND

Opportunity in NASH

ROBUST EFFIACCY RESULTS Statistically significant reductions in liver fat and in key liver markers (ALT) Majority of patients achieved a ≥30% (up to 88%) or a ≥50% (up to 71%) reduction in liver fat KEY UPCOMING MILESTONES Initiation of a Phase 2b trial as part of a potential Phase 2b/3 trial: 1H21 FAVORABLE SAFETY/TOLERABILITY PROFILE Very low frequency of GI adverse events and overall profile comparable to placebo Expected to drive physician adoption and patient compliance in this chronic, generally asymptomatic patient population BIO89-100: A Compelling Drug Candidate for NASH POTENTIAL best in class dosing REGIMEN First FGF21 analog to show benefit in NASH with two-week dosing

NASH is a Serious Liver Condition With Significant Co-Morbidities 16.5 million cases projected to grow to 27 million cases by 2030 Expected to become the leading cause of liver transplant Co-morbidity Prevalence in NASH population Hypertriglyceridemia 83% Obesity 82% Hyperlipidemia / Dyslipidemia 72% Metabolic syndrome 71% Type 2 diabetes 44% Healthy liver NAFLD (Non-Alcoholic Fatty Liver Disease) NASH Cirrhosis Lipogenesis Inflammation Fibrosis Metabolic Dysregulation à Excess Liver Fat Accumulation à Progressive Disease INSULIN RESISTANCE HEPATOCYTE INJURY FIBROSIS LIPID HANDLING

FGF21 Has Potential To Be Mainstay of Therapy In NASH


FGF21
Blood vessel
HPA axis
FGF21
FGF21
adiponectin
Muscle
Adipose
Liver
↑ Lipid clearance
↑ Insulin sensitivity
↓ Ceramide accumulation
↑ Glucose uptake
↓ Lipolysis
↑ Energy expenditure
↑ Adipogenesis
↑ M2 Mφ polarization
↑ M2 Mφ proliferation

- Endogenous metabolic hormone that regulates energy expenditure and glucose and lipid metabolism
- Reduces liver fat by action within liver and from periphery
- Impacts liver fibrosis via metabolic pathway and upregulation of adiponectin
- Native FGF21 has a short half-life of < 2 hours

89bio
6

FGF21 – Validated and Highly Differentiated Mechanism for NASH

		FGF21	FGF19	FXR	PPAR*	THR-β	GLP-1
Efficacy with respect to liver pathologies	Liver fat reduction	✓	✓	✓ (modest)		✓	✓
	Fibrosis improvement	✓	✓	✓	✓	?	
Ability to address underlying co-morbidities	Triglyceride reduction	✓	✓		✓	✓	
	LDL-C improvement	✓	Worsens LDL	Worsens LDL		✓	
	HDL-C improvement	✓			✓ (modest)		
	Glycemic control	✓			✓		✓
Well tolerated at effective dose	Limited Side Effects	✓ GI effect**	LDL ↑	Pruritis LDL ↑	Weight Gain Edema	Drug-drug interaction	✓ GI effect
	Route of administration/ Dosing frequency	Injectable QD/QW/Q2W	Injectable QD	Oral QD	Oral QD	Oral QD	Injectable QD

✓ Effective ? Indeterminate ✓ (yellow) Modest Effect (grey) Unknown or Unchanged

* Based on pan-PPAR ** for some FGF21 analogs

Note: Table representative of data published and/or presented on the mid/late stage clinical programs targeting these mechanisms. Conclusions on this slide are not based on head to head results. Third party company data taken from publications/publicly available presentations.

89bio

7

FGF21 – Highly Promising Mechanism for NASH

RELATIVE CHANGE IN LIVER FAT FROM PLACEBO (% REDUCTION)


FGF21
FGF19
THRB
FXR
GLP-1
BIO89-100
12 week
36mg Q2W
(n=9)
27mg QW
(n=10)
Efruxifermin
12 week
28mg QW
(n=19)
50mg QW
(n=20)
Pegbelfermin
16 week
20mg QW
(n=22)
10 mg QD
(n=23)
Aldafermin
24 weeK
1mg QD
(n=53)
Resmetirom
12 week
80-100mg QD
(n=78)
OCA
72 week
25mg QD
(n=40)
Liraglutide
24 week
1.2mg QD
(n=68)
0%
-20%
-40%
-60%
-80%
-60%
-70%
-63%
-71%
-20%
-32%
-26%
-26%
-17%
-31%*

- Reductions in liver fat as demonstrated through decreases in MRI-PDFF have been shown to correlate with histology benefits especially in the case of proportion of patients achieving a ≥30% reduction in liver fat from baseline

* Not placebo controlled; **No worsening of NAS (NAFLD Activity Score)

Note: All data regarding third-party studies on this slide are based on third-party trials, some of which are in different stages of development. Conclusions on this slide are not based in head-to-head results. Efficacy shown here may change in future clinical trials; Graphs are representative of data published and/or presented on the mid/late stage clinical programs targeting these mechanisms

89bio
8

BIO89-100 Is An FGF21 Optimally Engineered To Balance Potential for Efficacy and Long Dosing Interval


glycoPEG(20kD)
Strong and flexible linker
(glycoPEGylation technology)
Position 182
N-terminus
FGF21
XX
C-terminus
Mutations in positions 173 and 176
(glycoPEG attached at position 173)


C-terminus
FGF21
N-terminus
β-Klotho
FGFR
C-terminus
FGF21
β-Klotho
FGFR
Signal transduction
Functional response

- FGF21 is an endogenous metabolic hormone that regulates energy expenditure and glucose and lipid metabolism
- Proprietary glycoPEGylation technology with site-specific mutations
- Long half-life of 55-100 hours vs. native FGF21 half-life of < 2 hours based on single ascending dose study
- Low nanomolar potency against FGF receptors 1c, 2c, 3c, similar to native FGF21; no activity against receptor 4 that can lead to increased LDL levels

89bio
9

Extensive Pre-clinical and Early Clinical Data With BIO89-100 Reduced Hepatocyte Injury Reduced Liver Steatosis, Inflammation & Fibrosis Improved Lipid Handling* Improved Insulin Sensitivity Body Weight Reduction PRECLINICAL STUDIES DIN mouse model (10 weeks) ✔ ✔ ✔ ✔ ✔ DIN mouse model (19 weeks) ✔ ✔ ✔ ✔ ✔ Diabetic obese cynomolgus monkey study (8 weeks; weekly dosing) ✔   Not evaluated  ✔ ✔ ✔ Diabetic obese cynomolgus monkey study (4 weeks; weekly & 2-week dosing) ✔ Not evaluated ✔ ✔ ✔ HUMAN Single Ascending Dose Study in healthy volunteers BIO89-100 was safe, well tolerated, showed significant improvements in key lipid parameters, and had a half-life of 55-100 hours with dose proportional PK ✔ Statistically significant benefit observed * Improved TG and cholesterol

Note: Obeticholic acid, 25 mg/kg tested as active control – did not separate from control in this study Scoring system: Steatosis (0-3), Inflammation (0-3), Fibrosis (0-4), NAS (0-13) - all were assessed at week 19; mean scores *** *** Reduction In Steatosis, Inflammation, Fibrosis and NAFLD Activity Score With BIO89-100 In DIN Model * Vehicle BIO89-100, 0.02 mg/kg BIO89-100, 0.1 mg/kg BIO89-100, 0.5 mg/kg *p<0.05 **p<0.01 ***p<0.001

Phase 1b/2a Results: Promising Benefit-Risk Profile with Convenient Dosing Significant benefits across key liver parameters observed across all dose groups and patient populations Up to 60% reduction in liver fat versus baseline and up to 70% versus placebo Up to 44% reduction in ALT (35 U/L decrease in high ALT group) Up to 27% reduction in Pro-C3 Significant responder rates— Up to 88% and 71% of subjects showed fat reduction ≥30% and ≥50% Significant improvements in lipids—triglycerides, non-HDL and LDL ROBUST EFFICACY RESULTS FAVORABLE SAFETY RESULTS & TOLERABILITY Well tolerated at all doses with low incidence of adverse events that occurred in ≥ 10% of subjects Very low frequency of gastrointestinal events and similar profile to placebo No hypersensitivity or tremor observed; no adverse effects on heart rate or blood pressure POTENTIAL BEST-IN-CLASS DOSING REGIMEN Strong efficacy and favorable tolerability seen with weekly and two-week dosing

BIO89-100-002: Trial Design


36mg
Placebo
(n=9)
(n=3)
27mg
Placebo
(n=10)
(n=3)
18mg
Placebo
(n=11)
(n=4)
18mg
Placebo
(n=14)
(n=4)
9mg
Placebo
(n=12)
(n=3)
3mg
Placebo
(n=6)
(n=2)
Randomization
QW SC
Q2W SC

- 12-week treatment duration + 4-week safety follow up
- Placebo (n=19) combined across cohorts for analysis

KEY INCLUSION CRITERIA

- NASH* or phenotypic NASH (PNASH)#
- PDFF≥10%

*Subjects with biopsy-proven F1-3

#Central obesity plus T2DM or evidence of liver injury

KEY TRIAL ENDPOINTS

- Safety, PK
- Relative changes in liver fat
- Serum lipids, liver and metabolic markers

- Randomized, pharmacodynamic (PD) and safety analysis set n=81; Study completers n=71
- MRI analysis set n=75 (subjects with post-baseline MRI)

89bio

13

Baseline Characteristics Parameter Mean or % Placebo (n=19) Pooled BIO89-100 (n=62) 3mg QW (n=6) 9mg QW (n=12) 18mg QW (n=11) 27mg QW (n=10) 18mg Q2W (n=14) 36mg Q2W (n=9) Age (years) 52.6 51.7 56.1 49.5 51.5 52.0 51.2 52.5 Male/Female 36.8% 38.7% 16.7% 50% 27.3% 20% 28.6% 88.9% Weight (kg) 93.6 93.6 87.9 87.2 87.1 94.0 101.5 101.1 BMI (kg/m2) 33.8 34.8 34.3 32.7 32.8 36.8 37.0 34.8 Type 2 Diabetes 63.2% 40.3% 83.3% 33.3% 63.6% 40.0% 21.4% 22.2% ALT (U/L) 38.8 42.3 45.0 32.8 38.4 53.3 39.1 50.4 AST (U/L) 29.0 31.5 34.5 22.8 30.9 39.0 28.8 38.1 MRI-PDFF (%) 21.8 21.2 22.4 21.4 19.3 22.0 21.6 20.9 Baseline characteristics were similar between NASH (n=15) and PNASH (n=66) subjects

Up to 43% of subjects normalized their liver fat (<5%) BIO89-100 significantly reduced liver volume up to 15% Changes in liver fat were similar between NASH and PNASH subjects BIO89-100 Significantly Reduces Liver Fat Across All Dose Groups MRI Analysis Set; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo ** *** *** *** *** *** Absolute Change in Liver Fat (%) from Baseline at Week 13 Q2W QW

BIO89-100 Reduces Liver Fat in Significant Percentage of Subjects MRI Analysis Set; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo *** *** *** *** *** *** Proportion of Subjects with ≥30% Relative Reduction in Liver Fat Placebo 0% QW 3mg 60%** 9mg 82%*** 18mg 60%** 27mg 86%*** Q2W 18mg 69%** 36mg 88%*** Relative Reduction in Liver Fat from Baseline at Week 13 Q2W QW ≥30% relative reduction in liver fat has been correlated with NASH resolution and fibrosis improvement

Majority of Subjects on BIO89-100 Achieved ≥50% Reduction in Liver Fat MRI Analysis Set; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo Proportion of Subjects with ≥50% Relative Reduction in Liver Fat Placebo 0% QW 3mg 20% 9mg 54%** 18mg 50%** 27mg 71%*** Q2W 18mg 39%** 36mg 50%** Relative Reduction in Liver Fat versus Placebo at Week 13 *** *** *** *** *** ***

BIO89-100 Showed Substantial Reduction in Liver Fat and Liver Volume After 12 Weeks of Treatment (Subject at 27mg QW) Liver fat (%) Parameter Baseline Liver fat 41.1% Liver volume (L) 2.2 Week 13 % Change 5.1% -87.6% 1.4 -35.4%

BIO89-100 Significantly Reduces ALT PD Analysis Set; Pre-planned sensitivity analysis; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo *** * * *** Percent Change from Baseline at Week 13 Percent Change Over Time -30 U/L -22 U/L * *** ** * *** * * * *** *** Q2W QW Absolute change:

BIO89-100 has Clinically Meaningful Impact on Subjects with High ALT PD Analysis Set in baseline ALT > 45 U/L (placebo n=6, pooled BIO89-100 n=22); Pre-planned sensitivity analysis; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo n=5 n=17 Change in ALT of ≥17 U/L has been correlated with improvement in fibrosis * Placebo Pooled BIO89-100 * Absolute Change in ALT (U/L) (Baseline ALT > 45 U/L) Absolute Change in ALT at Week 13 (Baseline ALT > 45 U/L) -17 U/L

Decrease from baseline in BIO89-100 treated subgroup with baseline TG ≥200 mg/dL TG: 33%-49% Non-HDL: 8%-29% BIO89-100 Significantly Reduces Triglycerides with Greater Benefit Observed in Subjects with High Triglycerides PD Analysis Set; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo; # TG <150 mg/dL * * * Percentage Change from Baseline at Week 13 (All Subjects) Q2W QW TG Normalization# Rate at week 13 (Subgroup with Baseline TG ≥200 mg/dL) 53%

Safety Overview Treatment Emergent Adverse Event (TEAE) Placebo (n=18) 3mg QW (n=7) 9mg QW (n=12) 18mg QW (n=11) 27mg QW (n=10) 18mg Q2W (n=14) 36mg Q2W (n=9) TEAE Leading to Death 0 0 0 0 0 0 0 TEAE Leading to Discontinuation 0 0 0 0 1a 1b 0 Serious Adverse Event COVID 19 [Not Drug Related] 0 0 0 0 0 1 1 Safety Analysis Set; one placebo subject received one dose of BIO89-100 3mg and is summarized in 3mg QW group a skin rash; b hyperglycemia [Not Drug Related]

Treatment-Related Emergent AEs in ≥ 10% of Pooled BIO89-100 Group

Preferred Term n (%)	Placebo (n=18)	Pooled BIO89-100 (n=63)	3mg QW (n=7)	9mg QW (n=12)	18mg QW (n=11)	27mg QW (n=10)	18mg Q2W (n=14)	36mg Q2W (n=9)
Increased Appetite	0.0%	15.9%	4	2	0	2	2	0

- GI related AEs were similar to placebo
  - 9.5% of subjects reported diarrhea in pooled BIO89-100 vs. 11.1% in placebo
  - 4.8% of subjects reported nausea in pooled BIO89-100 vs. 11.1% in placebo
  - 0.0% of subjects reported vomiting in pooled BIO89-100 vs. 0.0% in placebo
- No hypersensitivity AE reported; few mild injection site reaction events reported
- No tremor reported; no adverse effects on blood pressure or heart rate

89bio

Safety Analysis Set; one placebo subject received one dose of BIO89-100 3mg and is summarized in 3mg QW group

23

Comparative Data Among FGF21 Analogs: Efficacy BIO89-100 (12 weeks) EFRUXIFERMIN (16 weeks*) PEGBELFERMIN (16 weeks) All Doses 27mg QW 28mg QW 50mg QW 10mg QD 20mg QW KEY EFFICACY PARAMETERS MRI-PDFF Relative reduction in fat vs. placebo (%) 47-70 70 63 71 32 20 ≥30% Responder (%) 60-88 86 84 85 56 54 ALT % Chg. vs. Baseline -17 to -44% -44% ~-40% ~-50% -33% -22% PRO-C3 % Chg. vs. Baseline ~-1.1 to -28% -28% -34% -27% -30% -19% TG % Chg. vs. Baseline -18 to -28% -28% -37% -45% -5% -5% Adiponectin % Chg. vs. Baseline +23 to -61% +61% +69% +88% +15% +15% * MRI-PDFF data is at 12 weeks Note: All data regarding third-party studies on this slide are based third-party studies, which are in different stages of development, and not our own. Conclusions on this slide are not based on head-to-head results. Response rates are not guaranteed to maintain the same levels in future clinical studies.

Comparative Data Among FGF21 Analogs: Safety (Selected AEs)/Dosing BIO89-100 (12 weeks) EFRUXIFERMIN (16 weeks) PEGBELFERMIN (16 weeks) Pooled BIO89-100 28mg QW 50mg QW 20mg QW 10mg QD SELECTED AE’s Treatment Related AEs Treatment Related AEs ≥10% Most Frequent AEs Diarrhea 9.5% 26% 53% 21% 12% Nausea 4.8% 32% 21% 16% 13% Vomiting 0.0% 26% 11% Present but not reported Frequent Bowel Movement 3.2% 16% 11% 20% Increased Appetite 15.9% 21% Other ISR (Erythema): 5% ISR (Pruritis): 3% Discontinuation: Skin rash – 1 patient ISR (Erythema): 12% ISR: 10% Discontinuation: Tremor – 1 patient, Acute pancreatitis – 1 patient ISR (Bruising): 8% Dosing GlycoPEGylated; QW or Q2W Fusion Protein; QW Pegylated; QD or QW Note: All data regarding third-party studies on this slide are based third-party studies, which are in different stages of development, and not our own. Conclusions on this slide are not based on head-to-head results. Response rates are not guaranteed to maintain the same levels in future clinical studies.

Dosing Preference Study: >60% of T2D Patients Prefer Or Strongly Prefer Every Other Week Injections 68% Prefer or Strongly Prefer 63% Prefer or Strongly Prefer Preference of Every Other Week Injections Over Daily Injections (vs. Pegbelfermin) Preference of Every Other Week Injections Over Weekly Injections (vs. Efruxifermin) Study conducted in obese Type 2 diabetics (n=150); dosing preferences for treatment of chronic liver condition Q’s 20 & 22: Please rate your level of preference of “dosing frequency” over “dosing frequency” for long-term use In our SHTG market research conducted with cardiologists, endocrinologists and PCPs, going from a weekly to every two-week sub-Q injectable increases market share by 30% (share goes up by 8.0% from a base of 27%). This assumes an equivalent efficacy profile

Opportunity in SHTG

BIO89-100: A Compelling Drug Candidate for SHTG SIGNIFICANT MARKET OPPORTUNITY Estimated up to 4M patients Approved drugs have limitations and do not provide broad metabolic benefits BIO89-100 IS A HIGHLY DIFFERENTIATED MOLECULE Statistically significant reductions in TGs across multiple doses in NASH trial Greater reductions in patients with high TGs at baseline (≥200 mg/dL) Statistically significant changes in liver fat, ALT, LDL and HbA1c with high dose POTENTIALLY QUICKER TO MARKET OPPORTUNITY Established regulatory path for approval Smaller, quicker registrational trials (expected to be in registrational trials in 2022) KEY UPCOMING MILESTONES Phase 2 trial topline data: 2H21

Diagnosis and treatment rates expected to increase in the future SHTG Market Is Large with Significant Unmet Need * 50% is based on registrational trials of Vascepa and Epanova (at 4mg/day dose) approved in SHTG LARGE PATIENT POPULATION WITH HIGH UNMET NEED AND MULTIPLE CO-MORBIDITIES Estimated up to 4 million patients Up to 70% of patients have other dyslipidemias or Type 2 Diabetes Up to 50%* of treated patients are refractory to current standard of care 56% of patients have hepatic fat PRIMARY RESEARCH WITH PHYSICIANS CONFIRMS UNMET NEED AND CO-MORBIDITIES 53% of patients don’t achieve triglycerides <500 mg/dL with first line drug therapy 51% of patients are suspected to have fatty liver disease 45% of patients have glycemic control issues

FISH OILS FIBRATES Vascepa (EPA) Lovaza (EPA+DHA) Tricor Reduce Hepatic Fat - - - Improve LDL-C - Worsens LDL Worsens LDL ALT - Warnings, Monitoring Required Glycemic Control - - - Tolerability/ Safety May prolong bleeding time Myopathy, Creatinine increases, DDI Current Therapies Reach Blockbuster Status Despite Falling Short on Safety and Effect on Co-Morbidities TG LDL-C Changes from baseline Vascepa Lovaza Tricor ~$1B (Peak) >$1B (Peak) 2020 Guidance Withdrawn Unchanged or Inconclusive - * Conclusions on this slide are not based on head-to-head results

Decrease from baseline in BIO89-100 treated subgroup with baseline TG ≥200 mg/dL TG: 33%-49% Non-HDL: 8%-29% BIO89-100 Significantly Reduces Triglycerides with Greater Benefit Observed in Subjects with High Triglycerides PD Analysis Set; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo; # TG <150 mg/dL * * * Percentage Change from Baseline at Week 13 (All Subjects) Q2W QW TG Normalization# Rate at week 13 (Subgroup with Baseline TG ≥200 mg/dL) 53% % change from baseline at week 13 – 27mg QW dose Hepatic fat -60% LDL-C -16% HbA1c (absolute change) -0.3

Physicians Research Shows Strong Interest in the Broad Metabolic Profile of BIO89-100 for Their SHTG Patients


BIO89-100 Preference Share
(Under Different Profiles)
Reported Share*
27%
40%
30% TG reduction
as add on
50% TG reduction
as monotherapy
30% TG reduction as add on

BIO89-100 Preference Share If Other Metabolic Benefits Observed

Parameter	Meaningful Chg. in Parameter	Share* for Meaningful Change + TG Reduction
Liver fat reduction	38%	**50% - 76%**
ALT normalization	40%	**48% - 74%**
LDL-C reduction	19%	**47% - 73%**

Analyst Consensus Estimate for SHTG Peak US Sales of ~$1.3B for BIO89-100

89bio

Source: 89bio Physician Quantitative Study with 150 US cardiologists, endocrinologists, and primary care physicians who treat patients with SHTG, July 2020– July 2020
*Reported shares are unadjusted and not weighted. Increases in shares are not additive. Reported shares generally overestimate actual use.

32

SHTG May Represent a Quicker and Less Expensive Path To Market

1. US approval endpoint: TG reduction from baseline; no clinical outcome study required
2. Phase 3 trials precedent*: Single 12-week trials with ~200 - 300 patients

BIO89-100 Ongoing and Anticipated Development Plan

STUDY	DESIGN
Phase 2 Trial	• Adults with TG ≥ 500; N = ~90 • Weekly and every two-week dosing for a period of 8 weeks • Primary endpoint: Reduction from baseline in TG • Secondary endpoints: Other lipids and liver fat (MRI-PDFF) • Timing: Topline data in 2H21
Registrational Trial**	• Patients with TG ≥ 500 mg/dL; Endpoint = % reduction of TG from baseline • Potential initiation in 2022

89bio

* Based on Vascepa and Epanova programs
** Registration program to be confirmed with regulatory feedback

33

Financial Position Summary Cash, cash equivalents and short-term investments $73.9 million (as of June 30, 2020) 89bio received an aggregate of approx. $157.3 million in estimated net proceeds in 3Q20 from underwritten public offerings of common stock Debt facility for a tranched secured term loan of up to $15.0 million (no drawdown)

Achievements and Milestones Initiation of a Phase 2b NASH trial as part of a potential Phase 2b/3 trial – 1H21 SHTG Phase 2 topline results – 2H21 Initiation of SHTG registrational trials (pending positive Phase 2 data) – 2022   ACHIEVEMENTS (~2 Years) CURRENT FOCUS MILESTONES Completed 2 clinical trials and POC in NASH Third clinical trial in SHTG initiated Completed preclinical package including long-term tox Manufacture product at CMO New IP through 2038 Strong balance sheet Alignment with agency and preparation for next NASH trial Execution of SHTG Phase 2 trial Scale-up of manufacturing Finalize liquid formulation development for use in Phase 2b NASH trial

89bio - Investment Highlights Validated in NASH demonstrating strong efficacy results, favorable safety/tolerability profile, and potential best-in-class dosing BIO89-100 has potential to be a leading DRUG FOR LIVER AND CARDIO-METABOLIC DISORDERS BIO89-100 DELIVERS ON THE PROMISE OF FGF21 FGF21 is a highly differentiated approach and potential backbone of treatment in NASH PURSUING Two Promising Large Indications NASH: Compelling benefit-risk profile in a differentiated class SHTG: Potential for quicker path to market with competitive differentiation (first FGF21 to market based on registrational trials planned in 2022) MAJOR ANTICIPATED MILESTONES NASH: Initiation of a Phase 2b trial as part of a potential Phase 2b/3 trial in 1H21 SHTG: Topline data from Phase 2 trial in 2H21 ESTABLISHED MANUFACTURING EXPERTISE AND IP PROTECTION INTO 2038 AND BEYOND

Management Team CEO, CCO experience Avanir, Medivation, J&J Commercial, strategy, and R&D experience 20+ years biopharma and R&D leadership in clinical development and medical affairs Ultragenyx, Medivation, Valeant, GSK 20 years of operations, BD, and strategy experience VP of strategy and transformation, Teva R&D VP of business development, XTL bio CFO, Strategy/IR, finance, sell-side experience Revolution Medicines, Ultragenyx, Chiron, Jefferies, Lazard, Barclays/Lehman Brothers 20+ years biopharma and leadership in technical operations, product supply, and quality Aduro, Bayer, Novartis, Chiron, BioMarin Rohan Palekar CEO Hank Mansbach, MD CMO Ram Waisbourd COO and CBO Ryan Martins CFO Quoc Le-Nguyen CTO and Head of Quality

Appendix

BIO89-100 Significantly Improves Other Important Liver Biomarkers Despite Low Baseline Values PD Analysis Set; Pre-planned sensitivity analysis; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo *** AST Percent Change from Baseline at Week 13 * Q2W QW PRO-C3 Percent Change from Baseline at Week 13 Q2W QW Baseline: 31 U/L Baseline: 11.9 ng/mL

BIO89-100 Significantly Improves Key Lipid Markers Percentage Change from Baseline At Week 13 PD Analysis Set; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo ** * * * *** * Non-HDL QW Q2W LDL-c HDL-c QW Q2W QW Q2W

BIO89-100 Effect on Glycemic Control Placebo 3mg QW 9mg QW 18mg QW 27mg QW 18mg Q2W 36mg Q2W Adiponectin % Change -4.3% 37.7%* 25.5%* 29.1%* 60.9%*** 23.1%* 24.1% Insulin& % Change 10.0% -8.5% -9.4% -22.5% -6.9% -39.7% -34.5% HbA1c (%) Absolute Change <0.1 0.6 0.1 0.1 -0.3 -0.1 0.5 No meaningful changes in weight were observed, except in the 27 mg QW cohort that saw a significant percentage reduction in weight relative to placebo PD Analysis Set; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo &Week7 (last measurement) Change From Baseline At Week 13